DELAWARE GROUP EQUITY FUNDS IV
Delaware Diversified Growth Fund
(the "Fund")

Supplement to the Fund's prospectuses dated January 28, 2005

The following replaces the information in the section of the prospectuses entitled "Portfolio managers" under the heading "Who manages the Fund" on page 9:
Portfolio managers

Patrick P. Coyne, Christopher S. Adams, Francis X. Morris, Michael S. Morris and Donald G. Padilla have responsibility for making day-to-day investment decisions for the Fund.

Patrick P. Coyne, Executive Vice President/Managing Director/Head of Equity Investments, holds a magna cum laude degree in European History and Classics from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School of Business. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. In 1989 he joined Delaware Investments, where he now heads up the equity investment department while co-managing mutual funds and nuclear decommissioning accounts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

Christopher S. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, is a member of the portfolio construction group within the Delaware Structured Products Team. He performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams holds both a bachelor's and master's degrees in history and economics from Oxford University, England and received a MBA with dual majors in finance and insurance/risk management from the Wharton School of Business at the University of Pennsylvania. He is a CFA charterholder. Mr. Adams is a member of AIMR and a Director of the Financial Analysts of Philadelphia.

Francis X. Morris, Director of Fundamental Research/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing mutual fund portfolios at Delaware Investments since 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 22 years of investment management experience. Mr. Morris came to Delaware Investments from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is past president of the Financial Analysts of Philadelphia.

Michael S. Morris, Vice President/Portfolio Manager, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 10 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association. He has been co-managing the equity portion of the Fund since November 5, 2001.

Donald G. Padilla, Vice President/Equity Analyst II, is a member of the portfolio construction group within the Delaware Structured Products Team. He performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1994 as an Assistant Controller responsible for treasury functions, including managing corporate cash investments, developing financial models and the financial operations of the Lincoln Life 401k annuities segment. Prior to joining Delaware Investments in 1994, Mr. Padilla worked for ten years at The Vanguard Group. Mr. Padilla received a BS degree in Accounting from Lehigh University. He is a CFA charterholder. He is a member of AIMR and the Philadelphia Society of Financial Analysts.

This Supplement is dated April 19, 2005.